UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant| |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

| |  Definitive Proxy Statement

| |  Definitive Additional Materials

|X|  Soliciting Material Pursuant to ss.240.14a-12




                               KNIGHT-RIDDER, INC.

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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required


| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1)   Title of each class of securities to which transaction applies:



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      2)   Aggregate number of securities to which transaction applies:



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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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     4)   Proposed maximum aggregate value of transaction:



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     5)   Total fee paid:



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| |  Fee paid previously with preliminary materials.


| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:



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     2)   Form Schedule or Registration Statement No.:



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     3)   Filing Party:



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     4)   Date Filed:



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The following additional questions were posted to the Knight Ridder intranet:
(1)      FAQ for employees in retained businesses.
(2)      FAQ for all employees.


Document 1
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Retained April 14th

Q:    Does McClatchy have an Employee Stock Purchase Plan?
A: Yes. Details about the plan will be provided after the completion of the transaction.

Q: Does McClatchy's Employee Stock Purchase Plan provide a brokerage account with discounted trades similar to our e*Trade account?
A: Yes. More details about the services provided with the plan will be provided after the completion of the transaction.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at WWW.SEC.GOV. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

      Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

      McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Document 2
----------

Q: I am trying to determine the tax ramifications of surrendering my Knight Ridder stock for the McClatchy offer of $40.00 plus .5118 of a McClatchy share. Can you provide me with guidance on this?

A: Knight Ridder cannot provide you with guidance on the tax consequences to you of the KR/McClatchy transaction. A general description of the tax consequences of the KR/McClatchy transaction will be included in the Registration Statement on Form S-4 that McClatchy plans to file with the SEC in connection with the transaction. However, for advice relating to your individual tax situation, you should consult with your financial advisor.


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at WWW.SEC.GOV. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

      Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

      McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.